EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                    In connection with the Quarterly Report of Multilink Technology Corporation (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on August 13, 2003 (the “Report”), I, Frank Probst III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                    1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                    2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ FRANK PROBST III

Frank Probst III
Chief Financial Officer
August 13, 2003